UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 13, 2019

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On August 13, 2019, the HarborOne Bancorp, Inc. (the “Company”), the stock holding company of HarborOne Bank (the “Bank”), issued a press release announcing that it has received all required regulatory approvals for the conversion of HarborOne Mutual Bancshares (the “MHC”) from the mutual holding company to the stock holding company form of organization (the “Conversion”).  The closing of the Conversion and the related subscription and community offerings of the common stock of HarborOne NorthEast Bancorp, Inc. (“New HarborOne”), a newly formed corporation that is the proposed successor holding company of the Bank, is expected to occur at the close of business on August 14, 2019, subject to customary closing conditions.  The Company’s stock is expected to cease trading at the close of business on August 14, 2019.  New HarborOne’s common stock is expected to trade on the Nasdaq Global Select Market under the trading symbol “HONE” beginning on August 15, 2019.

The Company also announced that New HarborOne is expected to sell 31,036,812 shares of its common stock at $10.00 per share, for gross proceeds of approximately $310.4 million, in its subscription and community offerings. The community offering was oversubscribed; accordingly, shares will be allocated in accordance with the terms of the Plan of Conversion of the MHC, as described in the prospectus.  Additionally, as part of the Conversion, each existing share of the Company’s common stock held by public shareholders other than the MHC will be converted into the right to receive 1.7954 shares of New HarborOne common stock.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Number	Description
99.1	Press Release dated August 13, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Linda H. Simmons
	Name:	Linda H. Simmons
	Title:	Senior Vice President and Chief Financial Officer

Date: August 13, 2019

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